SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                              ___________________


       Date of Report (Date of earliest event reported) November 4, 1997

                          BIOCONTROL TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


         Pennsylvania                  0-10822              25-1229323
(State of other jurisdiction   (Commission File Number)    (IRS Employer
     of incorporation)                                  Identification No.)


              300 Indian Springs Road, Indiana, Pennsylvania 15701
              (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code (412) 349-1811


       _________________________________________________________________
                        (Former name or former address,
                         if changes since last report.)


Item 1.	Change in Control of Registrant.
	Not applicable.

Item 2.	Acquisition or Disposition of Assets.
	Not applicable.

Item 3.	Bankruptcy or Receivership.
	Not applicable.

Item 4.	Changes in Registrant's Certifying Accountant
	Not applicable.

Item 5.	Other Events.
	On November 4, 1997, Biocontrol Technology, Inc. (NASDAQ:BICO) announced today that it is actively pursuing obtaining the CE mark required to market the Diasensor 1000 noninvasive glucose sensor and other medical products in the European Union (EU). With the CE mark, the company is permitted to market the Diasensor in the EU, which consists of the following countries:
Austria; Belgium; Denmark; Finland; France; Germany; Greece; Ireland; Italy; Luxembourg; Netherlands; Portugal; Spain; Sweden; and the United Kingdom.

Item 6.	Resignation of Registrant's Directors.
	Not Applicable

Item 7.	Financial Statement, Pro Forma Financial Information and Exhibits.

	(a) 	Financial Statements and Businesses Acquired - Not Applicable.

	(b)	Pro Forma Financial Information - Not Applicable.

	(c) 	Exhibits-Press Release

SIGNATURES

	Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

	                                  BIOCONTROL TECHNOLOGY, INC.


	                                  by /s/  Fred E. Cooper, CEO
DATED: November 4, 1997

BICO

BIOCONTROL TECHNOLOGY, INC
2275 Swallow Hill Road, Building 2500
Pittsburgh, PA  15220
Press Release
Release:  Immediate
For More Information, Call:
Investors 						Media
Diane McQuaide                                      	Susan Taylor
1.412.429.0673  phone                           	1.412.279.9455 phone
1.412.279.9690  fax                             	1.412.279.9447 fax

       	BIOCONTROL SEEKING CE MARK ON DIASENSOR 1000 FOR EUROPEAN SALES

Pittsburgh, PA - November 4, 1997 - Biocontrol Technology, Inc. (Nasdaq:BICO) announced today that it is actively pursuing obtaining the CE mark required to market the Diasensor 1000 noninvasive glucose sensor and other medical products in the European Union (EU). With the CE mark, the company is permitted to market the Diasensor in the EU, which consists of the following countries:
Austria; Belgium; Denmark; Finland; France; Germany; Greece; Ireland; Italy; Luxembourg; Netherlands; Portugal; Spain; Sweden; and the United Kingdom. The CE mark is provided by the regulatory bodies of the EU or private "notified bodies," which are third-party companies certified by the EU as also able to provide the mark. The CE mark indicates that the device adheres to quality systems guidelines of the International Organization for Standardization (ISO) and its European signatory, European Norm Standards for Medical Devices (EN). By rigorous audits to certify that the Company's development and manufacturing procedures and standards, as well as the Diasensor 1000 itself, meet the international standards laid down by the Medical Device Directive (MDD) or the Active Implantable Medical Device Directive (AIMD), a Medical Device Certificate is awarded and the CE mark is physically placed on the product. Biocontrol is working with one of the most highly respected recognized notified bodies in the European Union and recently underwent the first audit phase for the certification to manufacture products (ISO-9002). Yet to come are audits for product development (ISO-9001) and product technical file review for the Diasensor 1000 and the other medical products. Fred E. Cooper, CEO of Biocontrol, stated, "If the various audits go as well as we expect them to, then we should be in the European marketplace by the first quarter of 1998."

Biocontrol Technology, Inc. (www.bico.com) has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products.